ARTICLES OF INCORPORATION
In compliance with Chapter 607 and/or Chapter 621, F.S. (Profit)

ARTICLE I NAME
The name of the corporation shall be:

Skreem Studios, Inc.

ARTICLE II PRINCIPAL OFFICE
The principal place of business/mailing address is:

7648 Southland Blvd. Suite 105
Orlando, Florida 32809

ARTICLE III PURPOSE
The purpose for which the corporation is organized is:

Any and all lawful business

FILED
08 JUN 24 AM 11:39
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLE IV SHARES
The number of shares of stock is:

100,000,000 authorized; par value .001

ARTICLE V INITIAL OFFICERS AND/OR DIRECTORS
List name(s), address(es) and specific title(s):

Charles Camorata, President & Director
7648 Southland Blvd. Suite 105
Orlando, FL 32809

Karen Aalders, Secretary/Treasurer & Director
11637 Orpington St.
Orlando, FL 32817

Justin Martin, Vice President & Director
7648 Southland Blvd. Suite 105
Orlando, FL 32809

ARTICLE VI REGISTERED AGENT
The **name and Florida street address** (P.O. Box **NOT** acceptable) of the registered agent is:

Karen Aalders
11637 Orpington St.
Orlando, FL 32817

ARTICLE VII INCORPORATOR

The **name and address** of the Incorporator is:

Karen Aalders
11637 Orpington St.
Orlando, FL 32817

****

Having been named as registered agent to accept service of process for the above stated corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity

Karen Aalders
Signature/Registered Agent

6/19/08
Date

Karen Aalders
Signature/Incorporator

6/19/08
Date

FILED
08 JUN 24 AM 11:39
SECRETARY OF STATE
TALLAHASSEE FLORIDA

2009 FOR PROFIT CORPORATION REINSTATEMENT

FILED
Oct 27, 2009
Secretary of State

DOCUMENT# P08000061459

Entity Name: SKREEM STUDIOS, INC.

Current Principal Place of Business:

7648 SOUTHLAND BLVD. STE 105
ORLANDO, FL 32809

New Principal Place of Business:

11637 ORPINGTON ST
ORLANDO, FL 32817

Current Mailing Address:

7648 SOUTHLAND BLVD. STE 105
ORLANDO, FL 32809

New Mailing Address:

11637 ORPINGTON ST
ORLANDO, FL 32817

FEI Number: 20-3687391 **FEI Number Applied For ( )** **FEI Number Not Applicable ( )** **Certificate of Status Desired (X)**

Name and Address of Current Registered Agent:

AALDERS, KAREN
11637 ORPINGTON ST.
ORLANDO, FL 32817 US

Name and Address of New Registered Agent:

MARTIN, JEFFREY
11637 ORPINGTON ST.
ORLANDO, FL 32817 US

The above named entity submits this statement for the purpose of changing its registered office or registered agent, or both, in the State of Florida.

SIGNATURE: JEFFREY MARTIN 10/27/2009
Electronic Signature of Registered Agent Date

In accordance with s. 607.193(2)(b), F.S., the corporation did not receive the prior notice.
Election Campaign Financing Trust Fund Contribution ( ).

OFFICERS AND DIRECTORS:

Title:	PD	( ) Delete
Name:	CAMORATA, CHARLES	
Address:	7648 SOUTHLAND BLVD. STE 105	
City-St-Zip:	ORLANDO, FL 32809	
Title:	VPD	( ) Delete
Name:	MARTIN, JUSTIN	
Address:	7648 SOUTHLAND BLVD. STE 105	
City-St-Zip:	ORLANDO, FL 32809	
Title:	STD	( ) Delete
Name:	AALDERS, KAREN	
Address:	11637 ORPINGTON ST.	
City-St-Zip:	ORLANDO, FL 32817	

ADDITIONS/CHANGES TO OFFICERS AND DIRECTORS:

Title:	PD	(X) Change ( ) Addition
Name:	CAMORATA, CHARLES	
Address:	11637 ORPINGTON ST	
City-St-Zip:	ORLANDO, FL 32817	
Title:	VPD	(X) Change ( ) Addition
Name:	MARTIN, JUSTIN	
Address:	11637 ORPINGTON ST	
City-St-Zip:	ORLANDO, FL 32817	
Title:		( ) Change ( ) Addition
Name:		
Address:		
City-St-Zip:		

I hereby certify that the information supplied with this filing does not qualify for the exemption stated in Chapter 119, Florida Statutes. I further certify that the information indicated on this report or supplemental report is true and accurate and that my electronic signature shall have the same legal effect as if made under oath; that I am an officer or director of the corporation or the receiver or trustee empowered to execute this report as required by Chapter 607, Florida Statutes; and that my name appears above, or on an attachment with an address, with all other like empowered.

SIGNATURE: KAREN AALDERS STD 10/27/2009
Electronic Signature of Signing Officer or Director Date